Exhibit 10.1

Execution Final
Amendment No. 1 to
Third Amended and Restated Credit Agreement (SLA)

This Amendment No. 1 to Third Amended and Restated Credit Agreement (SLA) (this “Amendment”), is dated as of April 3, 2025 (the “Effective Date”), by and among Sunnova EZ-Own Portfolio, LLC, a Delaware limited liability company (the “Borrower”), Sunnova SLA Management, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”) and as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, a Delaware limited liability company, as seller (in such capacity, the “Seller”), the financial institutions parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and, collectively, the “Lenders”), each Funding Agent representing a group of Lenders party hereto (each, a “Funding Agent” and, collectively, the “Funding Agents”), and Atlas Securitized Products Administration, L.P. (“Atlas”), as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.
Recitals:
WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents, the Administrative Agent, Computershare Trust Company, National Association, as paying agent, and U.S. Bank National Association, as custodian, are party to the Third Amended and Restated Credit Agreement, dated as of March 20, 2025 (as amended, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as further described herein;
WHEREAS, the Borrower also acknowledges that a Borrowing Base Deficiency likely exists due to a violation of the eligibility criteria set forth in Schedule 1(A)(t) as to certain Solar Loans, which criteria requires payment of all unpaid fees owed to third parties relating to the origination of a related Solar Loan and installation of the related PV System once it is no longer a Substantial Stage Solar Loan or Final Stage Solar Loan (the “Dealer Payment Related Borrowing Base Deficiency”) and has requested a forbearance on exercise of remedies related to a Potential Default based on such Dealer Payment Related Borrowing Base Deficiency;
WHEREAS, in furtherance of the foregoing and in accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement and grant a temporary forbearance subject to the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.01.    Amendments To The Credit Agreement.
Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, Section 6.1(R) of the Credit Agreement shall be, and it hereby is, amended as follows:
“(R)     Dealer Payments.     (i) Borrower (or Parent on its behalf) shall have failed to provide on or before the tenth (10th) Business Day following the Third Amendment and Restatement Date, to the Administrative Agent evidence satisfactory to it that the disbursements due by Parent (or its Affiliate) to the approved channel partners with respect to at least ninety percent (90%) of the aggregate Eligible Dealer Payments outstanding as of the Third Amendment and Restatement Date have been made and disbursed to such approved channel partners (as such date may be extended in consecutive increments of one (1) Business Day (each a “Deadline Extension”) in the Administrative Agent’s sole discretion, not to exceed a total of seven (7) Business Days beyond such initial date and so long as progress is being made on identification of the amounts due with respect to Borrower’s Solar Loans and arranging funding for such disbursements in its sole discretion), or (ii) Borrower (or Parent on its behalf) shall have failed to provide on or before the thirtieth (30th) calendar day following the Third Amendment and Restatement Date (or, if such thirtieth (30th) calendar day is not a Business Day, the next succeeding Business Day), to the Administrative Agent evidence satisfactory to it that the disbursements due by Parent (or its Affiliate) to the approved channel partners with respect to one hundred percent (100%) of the aggregate Eligible Dealer Payments outstanding as of the Third Amendment and Restatement Date have been made and disbursed to such approved channel partners. The Administrative Agent shall provide contemporaneous notice (by email) to the Lenders and Borrower of any Deadline Extension.”
Section 1.02.    Forbearance.
The Administrative Agent and each Lender agree to forbear from exercising any remedies (whether at law or under the Credit Agreement) solely in respect of an Event of Default caused by any Dealer Payment Related Borrowing Base Deficiency on the Effective Date and to automatically extend such forbearance in consecutive increments of one (1) Business Day in connection with the granting of each Deadline Extension, if any, after the Effective Date. The Administrative Agent and each Lender further agree that once Borrower makes the Dealer Payments described in Section 6.01(R) and provides proof of payment thereof, the making of such Dealer Payments shall also be treated as curing any related ineligibility of a Solar Loan solely to the extent of the payments made and so long as no claim for damages related to non-payment of such Dealer Payments has been lodged against Borrower, provided that (i) any portion of the Dealer Payment Related Borrowing Base Deficiency not covered by such Dealer Payments shall continue to constitute a Borrowing Base Deficiency and (ii) the making of such Dealer Payments shall not be considered to cure any other ineligibility of Borrower’s Solar Loans such that any remaining Borrowing Base Deficiencies shall remain subject to Borrower’s obligation to cure in accordance with the terms of the Credit Agreement and to all rights and remedies of the Administrative Agent and Lenders related to any failure to so cure.
Section 2.01.    Conditions Precedent to Effectiveness of Amendment.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
    (a)    The Administrative Agent, the Borrower, the Manager, the Servicer, the Seller, the Lenders party hereto and the Funding Agents party hereto shall have executed and delivered this Amendment to the Administrative Agent; and
(b)    Chapman and Cutler LLP, as counsel to the Administrative Agent, shall have been paid, in immediately available funds within one (1) Business day hereof, an amount equal to at least $115,500, which amount is approximately fifty percent (50%) of its aggregate legal fees previously invoiced and currently outstanding for services rendered by it in connection with the Transaction Documents (as shown on invoice #2150507 dated March 25, 2025).
Section 3.01.    Representations and Warranties
Each of the Borrower, the Manager, the Servicer and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment:
(a)this Amendment has been duly and validly executed and delivered by it and constitutes its valid and binding obligation, legally enforceable against it in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and general principles of equity (whether considered in a proceeding at law or in equity);
(b)the execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to a default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties, except, in each case, where such conflict, violation or default could not reasonably be expected to result in a Material Adverse Effect;
(c)it has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; and
(d) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing other than as disclosed in this Amendment or previously disclosed with respect to the Potential Amortization Event as it relates to the TEP facility.

Section 4.01    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with this Amendment, the parties agree that the provisions herein shall govern.
Section 5.01.    Electronic Signatures and Counterparts.
This Amendment may be executed and delivered by an authorized individual on behalf of a party hereto in any number of counterparts, each of which shall be deemed to be an original and all such counterparts shall, together, constitute one and the same instrument. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 5.02.    Governing Law.

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.03.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 5.04.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 5.05.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.
Section 5.06.    No Other Waivers.
The Forbearance given herein and any Deadline Extensions granted pursuant hereto are effective solely for the purposes set forth herein and shall be limited precisely as written herein.  They do not establish a course of conduct between any of the Borrower or any of its Affiliates on the one hand and the Administrative Agent or the Lenders on the other hand and all parties agree that neither the Administrative Agent nor any Lenders are obligated to waive compliance with the Credit Agreement or any other Transaction Document in the future or consent to other amendments, modifications or supplements to the Credit Agreement or any other Transaction Document.
Section 5.07     Costs and Expenses.
The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Amendment as required by Section 10.6 of the Credit Agreement.
Section 5.08    Authorization and Direction
Each of the Lenders and Funding Agents party hereto hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment.
Section 5.09    No Amendment Fee.
Notwithstanding anything to the contrary herein or in Section 2.5(H) of the Credit Agreement, each of the Administrative Agent, the Borrower, the Servicer, the Lenders and the Funding Agents acknowledge, agree and consent that the amendment fee under Section 2.5(H) of the Credit Agreement shall not be due and payable to the Administrative Agent in connection with this Amendment.
[Signature pages follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
    Sunnova EZ-Own Portfolio, LLC, as the Borrower

    By: /s/ Paul S. Mathews___________________
    Name: Paul S. Mathews
    Title: President and Chief Executive Officer

    Sunnova SLA Management, LLC,
as Manager and Servicer

    By: /s/ Paul S. Mathews___________________
    Name: Paul S. Mathews
    Title: President and Chief Executive Officer

    Sunnova Asset Portfolio 7 Holdings, LLC, as Seller

    By: /s/ Paul S. Mathews___________________
    Name: Paul S. Mathews
    Title: President and Chief Executive Officer

    [Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement]

ATLAS Securitized Products Administration, L.P., as Administrative Agent
By: Atlas Securitized Products Administration BKR GP, LLC

By: /s/ Patrick Duggan
Name: Patrick Duggan
    Title: Director

ATLAS Securitized Products Administration, L.P., as Funding Agent for the Atlas Lender Group
By: Atlas Securitized Products Administration BKR GP, LLC

By: /s/ Patrick Duggan
Name: Patrick Duggan
    Title: Director

    [Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement]

Atlas Securitized Products Funding 1, L.P,
as a Committed Lender

By: AASP Management, LP, its investment manager

By:     /s/ William B. Kuesel__________________
Name: William B. Kuesel
Title: Vice President and AGM General
Counsel, Americas

    [Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement]

    East West Bank, as a Committed Lender and as a Funding Agent for the EWB Lender Group

    By: /s/ Sean Dixon_______________________
    Name: Sean Dixon
    Title: Senior Vice President

    [Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement]

    Royal Bank of Canada,
    as the Funding Agent for the Royal Bank of Canada Lender Group

    By: /s/ Ross Shaiman_____________________
    Name: Ross Shaiman
    Title: Authorized Signatory

    Royal Bank of Canada,
    as the Committed Lender

    By: /s/ Ross Shaiman_____________________
    Name: Ross Shaiman
    Title: Authorized Signatory

    By: /s/ Lisa Wang________________________
    Name: Ross Shaiman
    Title: Authorized Signatory
    [Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement]

    SMBC Nikko Securities America, Inc.,
    as the Funding Agent for the SMBC Lender Group

    By: /s/ Takashi Fueno____________________
    Name: Takashi Fueno
    Title: Managing Director

    Sumitomo Mitsui Banking Corporation,
    as the Committed Lender for the SMBC Lender Group

    By: /s/ Daisuke Matsuura__________________
    Name: Daisuke Matsuura
    Title: Managing Director

    [Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement]

ING CAPITAL LLC,
    as a Committed Lender and as a Funding Agent for the ING Lender Group

    By: /s/ Thomas Ryan_____________________
    Name: Thomas Ryan
    Title: Managing Director

    By: /s/ Sandeep Srinath___________________
    Name: Sandeep Srinath
    Title: Managing Director

    [Signature Page to Amendment No. 1 to Third Amended and Restated Credit Agreement]